Exhibit 10.01

Execution Copy

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

THIRD AMENDMENT TO THE AFFILIATION AGREEMENT

This Third Amendment to the Affiliation Agreement (“Third Amendment”), effective as of this 10th day of October, 2011 (the “Amendment Effective Date”), hereby amends the Affiliation Agreement that was entered into by and between NEW FRONTIER MEDIA, INC. a Colorado Corporation (“Network”) and TIME WARNER CABLE, INC. (successor in interest to Time Warner Cable, a division of Time Warner Entertainment Company, L.P., a Delaware partnership) (“Affiliate”) dated as of the 1st day of January 2000 (the “Agreement”), as such agreement may have been previously amended (“Agreement”).

Licensor and TWC hereby agree as follows:

1.                                       Definitions.

(A)                              The definition of “Service” in Section 1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Service” means each satellite-delivered, commercial-free, encrypted, adult entertainment pay television programming branded service selected by and provided by Network on a twenty-four (24) hour per day, seven (7) day per week basis as further described in the Service Description set forth in Section 4(a) and Exhibit A to this Third Amendment.

(B)                                The definition of “Pay Per View Purchase” in Section 1(a) of the Agreement is amended by adding the following at the end thereof.

“Pay Per View Purchases may, in Affiliate’s discretion, include access to  Embedded VOD Programming (as defined in Section 4(h)) from the applicable Service and may be for any period up to [***].”

2.                                       Rights.  The following is added as a new Section 2(d) to the Agreement:

“Network hereby grants Affiliate a non-exclusive right and license to enable Affiliate’s “Start Over” and “Look Back” functionality for each program in the Service (each, a “Program”), which license shall include the right to record each Program from each feed of each Service at each Affiliate System downlink facility and/or headend of each Affiliate System carrying the Service; to encode, compress, digitize, copy, index, segment, reformat and otherwise technologically manipulate each Program; to store each Program (and copies thereof) for a reasonable period of time; and to distribute, redistribute, transmit and/or deliver each Program; in each case as required (in Affiliate’s sole discretion) in order to enable Start Over and Look Back over Affiliate’s network and to make Start Over

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

and Look Back available for each Program to Affiliate’s customers.  “Start Over” means that functionality whereby a viewer may restart a Program that is in progress at any time during the period of such Program’s linear exhibition such that the Program starts over and the viewer may view the Program from its beginning.  “Look Back” means that functionality whereby a viewer may access, on a VOD Basis, a Program that previously aired on the Service, at any time while viewing the linear exhibition of the Service during such Program’s Available Window.  “Available Window” means the period of time during which a viewer may access for viewing a Program on a Look Back basis.  Unless the parties have mutually agreed to a longer period, the Available Window for each Look Back Program shall be the period commencing immediately after the end time of such Program on the Service and ending [***] thereafter.  In addition, Network hereby grants Affiliate a non-exclusive right and license to provide subscribers with DVR functionality by (i) recording any Program in response to a specific request to do so by one or more Subscribers; (ii) storing the copy or copies of the recorded Program at a location (remote to the Subscriber) under the direct or indirect control of Affiliate (e.g. at the head end); and (iii) utilizing any such copy to transmit the Program to one or more subscribers who requested the recording of the Program.”

3.                                       Term.  Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following:

The term of this Agreement shall commence as of the Effective Date.  The Agreement shall be extended for five (5) years from the Amendment Effective Date (i.e. through October 10, 2016) (such five year period, the “Initial Renewal Term”), and shall automatically renew thereafter on an annual basis (each such year a “Additional Renewal Period”) (the existing term, along with Initial Renewal Term and any Additional Renewal Period(s) together, the “Term”).  Either party may terminate this Agreement as of the end of the Initial Renewal Term or the end of the then-current Additional Renewal Period for any or no reason by giving written notice to the other party at least ninety (90) days prior to (as applicable) the last day of the Initial Renewal Term or any Additional Renewal Period.

4.                                       Content of the Services.   Section 4(a) “Service Description” is hereby deleted in its entirety and replaced with the following:

Each Service selected by Affiliate shall consist of [***] programming blocks containing at least [***] of feature length premieres of professionally produced adult films, events, specials, compilations and programs. Except as requested by Affiliate pursuant to the last sentence of this paragraph, each Service shall be presented in the [***] editing and content standard which shall depict [***]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

situations among consenting adults and shall not depict [***].  The content of each Service shall be consistent with the descriptions set forth for such Service on Exhibit A of the Third Amendment.  Each Service shall contain no more than [***] of promotional and/or interstitial programming per [***] programming block which promotional and/or interstitial programming shall be used solely for the purpose of advertising such Service (such as pay-per-view features and highlights) or the pay-per-view services of Network’s affiliates and joint-venturers which it owns and controls; provided, however, that such programming shall not advertise any other television programming or service that is not available from such System to Subscribers.  No Service shall contain more than [***] of advertisements per [***] programming block for products designed specifically to enhance the Subscriber’s experience while viewing the Service.  All promotional, interstitial and advertisement programming shall also, at all times during the Term, adhere to and comply with the above described [***] editing and content standards.  Each Service shall consist of programming similar in all respects to that described on the program schedules attached hereto as Exhibit A-1 and Network agrees that, during each quarter of the Term, it shall send [***] copy of its monthly programming schedule for each selected Service to Affiliate in care of: Vice President of Programming.  Notwithstanding the foregoing, upon Affiliate’s written request, Network shall provide each Service in the [***] editing and content standards (as attached hereto as Exhibit C).

Section 4(g) “Other Exhibition and Distribution” is hereby deleted in its entirety and replaced with the following:

Without Affiliate’s prior written consent, Network shall not exhibit or distribute, and shall not grant to any third party the right to exhibit or distribute: (i) the linear version of any Service via the Internet or over any local or wide area computer network serving more than [***] persons (unless such computer network is maintained by Network for its own employees), whether for a fee or otherwise, (ii) all or any portion of a Service via any broadcast station or cable programming network other than such Service whether simulcast, time-shifted, repackaged or distributed through any “video on demand” mechanism; provided, however, that, subject to Section 11 and the remainder of this Section 4(g), the foregoing (x) shall not restrict Network from providing, as permitted by Exhibt B hereto, the Service to any Facilities-Based (as defined in Exhibit B hereto) multichannel video programming provider for distribution to such provider’s subscribers over the Internet on an authenticated basis (i.e. only to subscribers who receive the Service from such provider in their capacity as subscribers to such provider’s video service provided over Facilities-Based distribution systems); and (y) shall not restrict Network from making available on the Internet single scenes that have appeared or will appear in compilation or full length feature form on  the Service (A) in a manner such that such single scenes, pieced together, would not recreate

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

a substantial portion of the Service on any one website, and (B) provided such single scenes shall not be distributed in compilation or full length feature form on the Internet.  Without limiting the foregoing, Network agrees that if, during the Term, Network exhibits or distributes, or grants or agrees to grant to any third party the right to exhibit or distribute any of the Services via the Internet, any online service, any broadband, wireline or wireless service or any local or wide area network, in any format (including multimedia, interactive, three dimensional or other augmented or enhanced format, e.g. “video-streaming”) within the United States, its territories and possessions (“More Expansive Rights”), then Network shall promptly give written notice thereof to Affiliate and, at Affiliate’s election, this Agreement shall be deemed to have been modified so that, from the date on which such More Expansive Rights are first in effect (or, if such More Expansive Rights are now in effect, from the date hereof) and thereafter during the Term for so long as such More Expansive Rights continue to remain in effect, Affiliate shall have the right to enjoy the benefit of such More Expansive Rights with respect to the applicable Service or portion thereof on the most favorable terms and conditions of any distributor with respect to such More Expansive Rights.

The following paragraph shall be added to the Agreement as a new Section 4(h) “Embedded VOD Programming”:

“Each Subscription Purchase of a Service by a Subscriber may, in Affiliate’s discretion, include [***] access to a certain distinct package of Programs from such Service that Network shall make available to Affiliate for provision to Subscribers on a video on demand basis [***] to Affiliate (other than, as applicable, reimbursement of [***] as set forth in the Fourth Amendment to the Video on Demand License Agreement executed by the parties on even date herewith) (“Embedded VOD Programming”).  Network shall provide and deliver at least [***] of Programs for such Embedded VOD Programming package with a [***] refresh rate of [***].  All such Programs shall meet the requirements in the Service Description set forth in Section 4(a) and the delivery, distribution and Subscriber functionality of the Embedded VOD Programming shall be consistent with the Video on Demand License Agreement between the parties dated March 13, 2000, as amended.”

5.                                       Fees.   Section 6(a) “Fees” is hereby deleted in its entirety and replaced with the following:

Affiliate shall pay to Network the following fees (“Fees”) with respect to the applicable categories of purchases by Affiliate’s subscribers:

(C)        for each [***] Subscription Purchase of [***]: the greater of (x) [***] of the [***] received by Affiliate for such Subscription Purchase; and (y) [***];

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(D)       for each [***] Subscription Purchase of [***]: the greater of (x) [***] of the [***] received by Affiliate for such Subscription Purchase and (y) [***];

(E)         for each [***] Subscription Purchase of [***]: the greater of (x) [***] of the [***] received by Affiliate for such package pro-rated based upon [***] and (y) [***]; and

(F)         Pay Per View Purchases:  [***] of the [***] generated by Affiliate and such System for each [***].

6.                                       Authenticated Distribution.  Affiliate shall have the right to distribute any Service (as well as all Embedded VOD Programming then-available with respect to such Service) via the Internet or any other distribution medium to any Subscriber that Affiliate has authenticated as a Subscriber that has made a monthly Subscription Purchase to receive such Service through a System.  In addition to the foregoing, the parties agree to Exhibit B hereto with respect to an authenticated Internet product.

7.                                       Network represents, warrants and covenants that, throughout the Term, (i) there shall be no “minor” (as such term is most liberally construed pursuant to the laws of any state) appearing in any of the Services or other programming provided to Affiliate hereunder; (ii) with respect to all programming included in the Service or otherwise provided to Affiliate hereunder, Network and each producer of such programming shall be in compliance all respects with the requirements of the Child Protection and Obscenity Enforcement Act of 1988, 18 U.S.C. §2257, as amended by the Child Protection Restoration and Penalties Enhancement Act of 1990, 28 C.F.R. Part 75 (and as such statues may be subsequently amended), and all rules and regulations promulgated thereunder (collectively, the “CPOEA”), including without limitation the record keeping requirements thereof; and (iii) Network shall maintain complete and accurate copies of all records required to be kept pursuant to the CPOEA by each producer of any programming contained in the Services, and shall provide copies of such records to Affiliate upon request.

8.                                       All capitalized terms used in this Third Amendment that are not otherwise defined in the Agreement shall have the meanings ascribed to such terms in the Video on Demand License Agreement between the parties dated March 13, 2000, as amended. All of the terms and conditions set forth in the Agreement shall remain in full force and effect, except to the extent that such terms and conditions are modified by or in conflict with the provisions of this Third Amendment, in which case this Third Amendment shall prevail.  Subject to the foregoing, this Third Amendment and the Agreement and all other future amendments, addenda, schedules and exhibits thereto) shall be deemed one in the same document.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

ACCEPTED AND AGREED as of the Amendment Effective Date set forth above:

TIME WARNER CABLE INC.		NEW FRONTIER MEDIA, INC.

By:	/s/ Melinda C. Witmer	By:	/s/ Michael Wiener
Name:	Melinda C. Witmer	Name:	Michael Wiener
Title:	EVP & Chief Programming Officer	Title:	CEO

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A

Services

[***]

[Programming Channel and Editing Standard Description Omitted.]

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT B

TERMS OF AUTHENTICATED DISTRIBUTION/“TV EVERYWHERE”

1.                                      Definitions.

(a)                                 “Affiliate Player” means any Affiliate-branded and controlled video player or video playback environment.

(b)                                 “Affiliate Subscriber” means a subscriber to Affiliate’s video services.

(c)                                  “Affiliate Website” means any website or other internet-based application or service that is owned or controlled in whole or in part by Affiliate or any affiliated entity and/or is branded as an Affiliate or affiliated entity website, application or service.

(d)                                 “Affiliation Agreement” means that certain Affiliation Agreement entered into between Affiliate and Network as of January 1, 2000, as amended.

(e)                                  “Authenticated Content” means: (i) each Streamed Service, (ii) any Embedded VOD Programming, and (iii) all other streamed content that Network directly makes available or makes available to any other distributor for distribution via the Internet on an authenticated basis.

(f)                                   “Authenticated Subscriber” means a customer that has been Authenticated as an Affiliate Subscriber in accordance with this Agreement.

(g)                                  “Authentication” or “Authenticated” means the determination, in accordance with this Agreement, of whether or not a customer is an Affiliate Subscriber.

(h)                                 “Authorized Distributor” means an entity that uses Facilities-Based delivery to distribute the linear feeds of the Services to subscribers who receive the Services via such entity’s Facilities-Based distribution systems in their capacity as video subscriber to such entity’s Facilities-Based systems.

(i)                                     “Facilities” means proprietary physical multichannel video service infrastructure (i.e., cable, fiber, wireline, SMATV, MDS, MMDS, wireless and/or satellite technologies) used to distribute audio/video signals and/or programming.  “Facilities-Based” delivery means distribution of video programming services which at the point of reception by subscribers is received over Facilities owned and managed by the applicable distributor.

(j)                                    “Network Player” means any Network-branded and Network-controlled video player or video playback environment.

(k)                                 “Network Website” means an Internet website or other application or service that is majority owned and controlled by Network and that is branded as a Network website, application or service, and that does not serve as a portal for any programming product or service other than Network-owned, operated and programmed products and services.  Subject to the foregoing, the websites available at each of the following uniform resource locators shall be deemed to be “Network Websites”:                                        .

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(l)                                     “Network Custom Website” shall mean a Network Website that is accessible only by Authenticated Subscribers.

(m)                             “Services” means those programming services made available to Affiliate or any Affiliate Subscribers pursuant to the Affiliation Agreement.

(n)                                 “Streamed Service” means a linear simulcast of each Service as made available for Internet distribution.

2.                                      Authenticated Content.

(a)                                 Grant of Rights.  Without limiting any rights otherwise granted to Affiliate in the Agreement, Network grants Affiliate the non-exclusive right throughout the Term to distribute, perform, display and otherwise make the Authenticated Content available via the Internet to Authenticated Subscribers.

(b)                                 Technological Manipulation.  Affiliate may encode, reformat, re-encode and otherwise technologically manipulate (including without limitation the right to buffer) the Authenticated Content in connection with the rights set forth in the foregoing subsection (a).

(c)                                  Delivery of Authenticated Content.  Network shall [***] deliver the Authenticated Content to Affiliate in accordance with such requirements, delivery methods, formats and specifications as provided by Affiliate.  Network shall also provide to Affiliate all existing metadata pertaining to the Authenticated Content.

3.                                      Access Points for Authenticated Content.

(a)                                 Availability/Custom Website.  Throughout the Term, except as otherwise expressly permitted in the Affiliation Agreement or this Exhibit, Network shall only permit Authenticated Content to be made available via the Internet only to those subscribers of Authorized Distributors that subscribe to the underlying Service or package of services with which such Authenticated Content is included: (I) through a Network Website (including without limitation the Network Custom Website) via a Network Player, (II) through those internet websites owned and controlled by Authorized Distributors for the benefit of their video subscribers, and (III) through Affiliate Websites.  Upon [***] prior notice from Affiliate, Network shall build and, in consultation with Affiliate, brand a Network Custom Website for each Service, on which Network shall make the Authenticated Content available only to Authenticated Subscribers that are subscribers to the applicable Service or, if applicable, a package of services in which the applicable Service is carried.

(b)                                 Players.  Network may use the Network Player on any Network Website and Affiliate may use Affiliate’s Player or, at Affiliate’s request, Network’s Player on Affiliate’s Website for purposes of making the Authenticate Content Available on an authenticated basis hereunder and hereby grants to Affiliate all necessary rights in connection therewith.

(c)                                  Branding. At all times after an Affiliate Subscriber has been authorized to view any Authenticated Content on the Network Website(s) and/or through the Network Player, if requested by Affiliate in writing, the Network Custom Website(s) and the Network Player shall

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

contain mutually-acceptable Affiliate branding, which shall be displayed no less prominently than Network’s own branding or that of any other distributor on the Network Website(s) and/or the Network Player when such distributor’s subscribers are similarly authorized).  If a user attempts to access Authenticated Content via a Network Website, but is not authenticated to access such content due to [***], and such user is verified as being located within Affiliate’s footprint, Network shall provide such user with messaging branded and provided by Affiliate that includes a link to an Affiliate Website.

(d)                                 Generally.  Network shall treat Affiliate and Affiliate Subscribers in a non-discriminatory manner with respect to the provision of content through the Network Player, on the Network Websites, or otherwise.  Each party shall implement reasonable security measures to prevent unauthorized access to the Authenticated Content.

4.                                      Implementation.  Network shall use Affiliate’s authentication and authorization services to effectuate the Authenticated and Authorized delivery of any Authenticated Content via the Network Player and Network Websites to Affiliate Subscribers, and via devices specified or approved by Affiliate.  Affiliate and Network shall cooperate in good faith with respect to implementing the systems and software required for Authentication and Authorization and otherwise to support such Authentication and Authorization procedures, and each party shall be responsible for the costs and expenses it incurs in implementing such systems and software.

5.                                      Advertising.  No Authenticated Content shall contain [***] content except as expressly agreed by Network and Affiliate in writing or as otherwise permitted pursuant to the description of the Authenticated Content set forth in the Agreement.

6.                                      Fees and Costs.  Each party shall be [***] for maintaining and hosting such party’s Websites (i.e., the Affiliate Websites and/or the Network Websites, as applicable), and, subject to the other party’s performance of its obligations hereunder, for making the Authenticated Content available through such party’s Player (i.e., the Affiliate Player and/or the Network Player, as applicable) and Websites, in each case, [***].  Affiliate shall not be required [***] for the distribution of Authenticated Content hereunder.  Network shall [***] and shall not permit or authorize any third party [***] to any Affiliate Subscriber in consideration for or in connection with such Affiliate Subscriber’s accessing or viewing any Authenticated Content hereunder.

7.                                      Affiliate Subscriber Data; Reporting.

(a)                                 Affiliate Subscriber Data.  All information of or concerning Affiliate Subscribers, including without limitation data regarding such subscribers’ access to the Authenticated Content in their capacity as a subscriber of Affiliate (collectively, “Affiliate Subscriber Data”), shall be deemed the property and confidential information of Affiliate.  Affiliate Subscriber Data shall include, without limitation, [***].  Network:  (i) shall use any Affiliate Subscriber Data solely for Network’s internal use to Authenticate and Authorize such Affiliate Subscribers for purposes of enabling them to access Authenticated Content through the Network Player on the Network Websites and for no other purpose; (ii) shall keep Affiliate Subscriber Data secure and strictly confidential, and shall not disclose Affiliate Subscriber Data to any affiliate of Network or any third party (including without limitation any provider of services to Network or any party otherwise permitted to access confidential information under the Affiliation Agreement);

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

(iii) shall not create or maintain user profiles with respect to Affiliate Subscribers; (iv) shall not use Affiliate Subscriber Data to market to Affiliate Subscribers; (v) shall not link Affiliate Subscriber Data, or the fact that any end-user is an Affiliate customer, an Affiliate Subscriber or an Authenticated Subscriber or subscribes to any Service(s) or package(s), to any other data that Network may collect or obtain, except as otherwise expressly agreed in advance by Affiliate; (vi) shall not store (and shall destroy all)  Affiliate Subscriber Data following its use to Authenticate or Authorize an Affiliate Subscriber; and, upon request, shall provide Affiliate with an officer’s certificate that confirms such destruction; and (viii) shall not collect any Affiliate Subscriber Data other than as strictly necessary to confirm whether a particular end-user is an Affiliate customer, an Affiliate Subscriber or an Authenticated Subscriber or subscribes to any Service(s) or package(s), without Affiliate’s prior written consent in its sole discretion.  Network acknowledges and agrees that Network shall not knowingly accept from Affiliate or any Affiliate Subscriber any personally identifiable data regarding any Affiliate Subscriber.  Network shall comply with all Affiliate privacy and other policies and procedures in connection with the Affiliate Subscriber Data, including without limitation policies regarding how such Affiliate Subscriber Data must be collected, compiled, used, stored, retained and destroyed, and with all applicable laws, rules, and regulations.  Affiliate shall not knowingly provide, and shall use commercially reasonably efforts to avoid providing, any personally identifiable data regarding Affiliate subscribers to Network.

8.                                      Representations and Warranties; Additional Indemnification. For avoidance of doubt, the representations, warranties and indemnities of each party set forth in the Affiliation Agreement shall govern equally with respect to content covered by this Exhibit.  In addition, Network shall indemnify and defend Affiliate, its affiliates, and each of their respective officers, directors, shareholders, employees and agents for, and shall hold them harmless from and against, any and all losses, settlements, judgments, awards, damages and liabilities that are sustained or incurred by or asserted against any of them in connection with any third-party claims, actions, suits, proceedings or investigations (collectively, “Losses” and, individually, a “Loss”) and that arise out of (A) any breach or alleged breach of this Agreement by Network, (B) the Authenticated Content, or (C) the Network Website; and shall reimburse them for any and all legal, accounting and other fees, costs and expenses (collectively, “Expenses”) reasonably incurred by any of them in connection with investigating, mitigating or defending any such Loss.

9.                                      Publicity.  Without limiting anything in the Affiliation Agreement, Network shall not issue any press release or make any statement to the public concerning this Exhibit or the content to be made available hereunder without the express prior written consent of Affiliate.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT C

ADULT CONTENT COMPARISON CHART

[***]

[Table Illustrating Differences between Editing Standards Omitted.]